Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
July, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  10.28%
     July, 1998  13.01%
     June, 1998  9.25%
     May, 1998  8.58%



Cash Yield                                              29.41%


Investor Charge Offs                                    7.81%


Base Rate                                               8.59%


Over 35 Day Delinquency                                 5.30%


Seller's Interest                                       29.88%


Total Payment Rate                                      11.51%


Total Principal Balance                                $4,551,722,416.34


Investor Participation Amount                          $125,000,000.00


Seller Participation Amount                            $1,360,055,749.67